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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          September 3, 1998
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                  (Date of earliest event reported)



                        Trans World Gaming Corp.
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      (Exact name of registrant as specified in its charter)


          Nevada                     0-25244                13-3738518
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)


One Penn Plaza, Suite 1503 New York, New York                 10119-0002
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  (Address of principal executive offices)                     (Zip Code)


                        (212) 563-3355
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      (Registrant's telephone number, including area code)


                          Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




                        Page 1 of 3 Pages
                 Exhibit Index appears on Page 2
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ITEM 5.  Other Events
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    On September 3, 1998, Andrew Tottenham, President of Trans World Gaming
Corp. ("TWG" or the "Company") received a letter of resignation dated August 1, 1998 from Richard R. Taft announcing that Mr. Taft had resigned from the Company's Board of Directors effective August 1, 1998. It is the Company's belief that Mr. Taft's resignation was not tendered because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


ITEM 7.  Exhibits
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        Exhibit Number                           Description
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        99                        Letter of Resignation of Richard R. Taft
                                  dated August 1, 1998.

                                 -2-
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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        TRANS WORLD GAMING CORP.



Date: September 3, 1998      By:  /s/ Dominick J. Valenzano
                                  -------------------------
                                  Dominick J. Valenzano
                                  Chief Financial Officer

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